Exhibit 99.3

Third Quarter 2005 Earnings Release November 2, 2005

Earnings Call Agenda

Introduction and Overview

– Chuck Raymond – President & Chief Executive Officer

Operations Review

– John Keenan – Senior Vice President & Chief Operating Officer

Financial Review

– Mark Urbania – Senior Vice President & Chief Financial Officer Questions and Answers

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Third Quarter 2005 Earnings Release

Chuck Raymond

President & Chief Executive Officer

Forward Looking Statements

Risks, Uncertainties, Other Factors with Respect to “Forward-Looking Statements:

Certain statements contained in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements that are not of historical fact constitute “forward-looking statements” and, accordingly, involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the “forward-looking statements”. Such factors are detailed in the Horizon Lines, Inc.’s final prospectus filed with the Securities and Exchange Commission on September 26, 2005.

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Third Quarter Highlights

Revenue increased by $38.0 million in the third quarter of 2005 or 15.1% over last year’s third quarter.

Operating income improved by $1.7 million or 6.1% versus the third quarter of 2004, after adjustment for non-recurring management fees, non-cash stock compensation expense and transaction expenses.

Adjusted EBITDA, before non-recurring management fees, non-cash stock compensation expense and transaction expenses, increased by $8.7 million or 22.5% in 2005 versus 2004.

Economic climate in all three of our trades continued to exhibit steady growth in the third quarter.

The IPO transaction was closed on September 30th, five days subsequent to the third quarter September 25th fiscal end date.

The Horizon Pacific and Horizon Enterprise, two of our five remaining leased vessels were purchased.

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Operating Revenue

Operating Revenue increased by $38.0 million or 15.1% to $289.1 million for the third quarter, and by $110.2 million or 15.6% to $817.2 million for nine months.

Third Quarter

($in Millions)

350 300 250 200 150 100 50

251.1

289.1

2004

2005

Nine Months

($in Millions)

900 750 600 450 300 150

707.0

2004

817.2

2005

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Adjusted Operating Income

Operating Income for the third quarter improved by $1.7 million or 6.1% over the prior year and was better by $10.1 million or 21.4% for nine months versus 2004, after adjustment for non-recurring management fees, non-cash stock compensation expense and transaction expenses.

Third Quarter

($in Millions)

35 30 25 20 15 10 5

28.0

2004

29.7

2005

Nine Months

($in Millions)

70 60 50 40 30 20 10 -

47.3

2004

57.4

2005

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Adjusted EBITDA

Adjusted EBITDA(1) increased by $8.7 million or 22.5% in the third quarter and $25.8 million or 30.9% for nine months, after adjustment for non-recurring management fees, stock compensation and transaction expenses.

Third Quarter

($in Millions)

60 50 40 30 20 10 0

38.7

2004

47.4

2005

Nine Months

($in Millions)

(1)	See reconciliation of Net Income to Adjusted EBITDA on page 26.
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120 100 80 60 40 20 -

83.6

2004

109.4

2005

Alaska Gross State Product

Alaska’s Gross State Product has grown by $14.0 billion or 63.6% from 1998 to 2004.

Gross State Product

($in Billions)

40.0 30.0 20.0 10.0 -

22.0

25.0

24.0

24.0

29.0

31.0

36.0

1998 1999 2000 2001 2002 2003 2004

Hawaii’s Gross State Product

Hawaii’s Gross State Product has grown every year since 1998 by a combined total of 45.5% and is projected to surpass $53 billion in 2005.

Gross State Product

($in Billions)

60.0 50.0 40.0 30.0 20.0 10.0 -

36.5

37.4

40.0

41.6

44.0

47.1

50.3

53.1

1998 1999 2000 2001 2002 2003 2004 2005 Est.

Puerto Rico Gross Domestic Product

Puerto Rico’s Gross Domestic Product surpassed $11 billion in 2004 and has grown by $1.4 billion or 14.6% since 1999.

Puerto Rico Gross Domestic Product

($in Billons)

11.5 11.0 10.5 10.0 9.5 9.0 8.5

9.6

9.9

10.4

10.7

10.6

11.0

1999 2000 2001 2002 2003 2004

Third Quarter 2005 Earnings Release

John Keenan

Senior Vice President & Chief Operating Officer

Operating Highlights

Proactively adjusted fuel surcharges to address the steep rise in fuel costs.

Initiated a third weekly sailing between Tacoma and Anchorage to service the Alaskan market during the busy summer season.

Purchased the Horizon Pacific and Horizon Enterprise via lease buyout.

Acquired 900 new reefer containers in the continuing upgrade of our container fleet.

1,000 new dry boxes and 300 additional new reefers are being acquired in the fourth quarter of 2005.

Maintained strong vessel on-time performance.

Recently received Wal-Mart “Carrier of the Year” for the fourth time.

Vessel Fuel Expense Strategy

Vessel fuel expense has increased by $9.0 million or 41.9% in the third quarter and by $21.1 million or 34.1% for the nine months of 2005 versus the comparable 2004 quarters.

Fuel Initiatives

Proactively adjusted fuel surcharges to recover a majority of the increase in bunker fuel expense.

Continuously compared fuel prices at various ports of call to identify the best fuel buying location.

When opportunities existed, entered into a physical forward purchase agreement and/or paper hedging instruments.

Vessel Investments

Horizon Lines has continued investment in its vessel fleet by purchasing two vessels via lease buyout in the third quarter for $29.8 million.

Vessel Lease Buyouts

($in Millions)

Date	of

Purchase Vessel Name Market Price

Dec. ‘03 Horizon Hawaii Puerto Rico $5.6

Jan. ‘04 Horizon Fairbanks Alaska (1) 3.8

Apr. ‘04 Horizon Navigator Hawaii & Guam 8.2

Oct. ‘04 Horizon Trader Hawaii & Guam 7.7

Sep. ‘05 Horizon Pacific Hawaii & Guam 14.8

Sep. ‘05 Horizon Enterprise Hawaii & Guam 15.0

Total $55.1

(1)	Also serves as a spare vessel for use in all of our trades.

Container Fleet Investment

Horizon Lines has continued to replenish its container fleet, acquiring 900 new containers in the third quarter and is investing in 1,000 new dry boxes and 300 additional new reefers in the fourth quarter 2005.

Container Fleet Investment

Date	Number of Container Owned /

Acquired Containers Type Leased

4th Qtr ‘03 300 High-Cube Reefer Leased

4th Qtr ‘04 900 High-Cube Reefer Leased

3rd Qtr ‘05 900 High-Cube Reefer Leased

4th Qtr ‘05 1,000 High-Cube Dry Owned

4th Qtr ‘05 300 High-Cube Reefer Leased

Vessel Availability

Horizon Lines vessels were in operational condition and ready to sail at full speed almost 100% of the time they were required to be ready to sail, employing a zero departure time delay tolerance.

Vessel Availability Percentage

100.0% 99.5% 99.0% 98.5%

99.0%

2004

99.8%

2005

Vessel Utilization

Horizon Lines is effectively deploying its vessels with vessel utilization for 2005 year-to-date at approximately 90%.

Vessel Utilization

100% 95% 90% 85% 80%

85%

91%

90%

90%

Alaska Hawaii/Guam Puerto Rico Horizon Lines

Vessel On-Time Arrivals

Vessels have an 84% on-time arrival performance for the third quarter 2005 employing a zero tolerance standard. Using a 3-hour tolerance, on-time performance increases to 96%.

Vessel On-Time Arrival Percentage

120% 100% 80%

60%

40%

20%

0%

94% 99%

90% 78%

96% 84%

96% 84%

Alaska Hawaii/Guam Puerto Rico Horizon Lines

Zero Tolerance 3-Hour Tolerance

Third Quarter 2005 Earnings Release

M. Mark Urbania

Senior Vice President & Chief Financial Officer

Income Statement Summary – Third Quarter

Actual Adjusted

($in Millions) ($in Millions)

Quarter Quarter Quarter Quarter

Ended Ended Ended Ended

Sept. 19, 2004 Sept. 25, 2005 Sept. 19, 2004 Sept. 25, 2005

Operating Revenue $251.1 $289.1 $251.1 $289.1

Operating Expense 223.7 270.7 223.1 259.4

Operating Income 27.4 18.4 28.0 29.7

Other Expense 8.5 13.0 8.5 13.0

Pretax Income 18.9 5.4 19.5 16.7

Income Tax Expense 7.6 2.2 7.8 6.7

Net Income $11.3 $3.2 $11.7 $10.0

EBITDA $38.1 $36.1 $38.7 $47.4

Operating Ratio 89.1% 93.6% 88.8% 89.7%

Revenue Containers (Units) 77,970 80,316 77,970 80,316

Income Statement Summary – Nine Months

Actual Adjusted

($in Millions) ($in Millions)

Nine Months Nine Months Nine Months Nine Months

Ended Ended Ended Ended

Sept. 19, 2004 Sept. 25, 2005 Sept. 19, 2004 Sept. 25, 2005

Operating Revenue $707.0 $817.2 $707.0 $817.2

Operating Expense 660.6 783.0 659.7 759.8

Operating Income 46.4 34.2 47.3 57.4

Other Expense 15.5 39.2 15.5 39.2

Pretax Income (Loss) 30.9 (5.0) 31.8 18.2

Income Tax Expense 12.1 2.4 12.4 7.5

Net Income (Loss) $18.8 $(7.4) $19.4 $10.7

EBITDA $82.7 $86.2 $83.6 $109.4

Operating Ratio 93.4% 95.8% 93.3% 93.0%

Revenue Containers (Units) 225,172 233,341 225,172 233,341

Operating Revenue

Operating Revenue increased by $38.0 million or 15.1% to $289.1 million for the third quarter, and by $110.2 million or 15.6% to $817.2 million for nine months.

Revenue Growth

($in Millions)

Third Quarter Nine Months

Volume Growth $6.9 $23.4

Rate and Mix Improvement 10.8 30.2

Bunker Fuel Surcharges 7.7 23.8

Vessel Management Contracts 5.8 17.0

Other / Non-Transportation Revenue 6.8 15.8

Total Revenue Increase $38.0 $110.2

Adjusted Operating Income Results

Adjusted Operating Income

($in Millions)

Quarter Quarter Nine Months Nine Months

Ended Ended Ended Ended

Sept. 19, 2004 Sept. 25, 2005 Sept. 19, 2004 Sept. 25, 2005

Operating Income $27.4 $18.4 $46.4 $34.2

IPO Non-Recurring Adjustments(a)

Management Fees 0.6 8.2 0.9 9.7

Stock Compensation Expense—1.6—12.0

Transaction-Related Expense—1.5—1.5

Total Adjustments 0.6 11.3 0.9 23.2

Adjusted Operating Income $28.0 $29.7 $47.3 $57.4

(a) These charges are not anticipated to recur regularly in the ordinary course of business.

Adjusted Net Income Results

Net Income

($in Millions)

Quarter Quarter Nine Months Nine Months

Ended Ended Ended Ended

Sept. 19, 2004 Sept. 25, 2005 Sept. 19, 2004 Sept. 25, 2005

Net Income (Loss) $11.3 $3.2 $18.8 $(7.4)

IPO Non-Recurring Adjustments

Management Fees 0.6 8.2 0.9 9.7

Stock Compensation Expense—1.6—12.0

Transaction-Related Expense—1.5—1.5

Total Pre-Tax Adjustments 0.6 11.3 0.9 23.2

Tax Expense Impact (0.2) (4.5) (0.3) (5.1)

After-Tax Adjustments 0.4 6.8 0.6 18.1

Adjusted Net Income $11.7 $10.0 $19.4 $10.7

Net Income/EBITDA Reconciliation

Operating Income/EBITDA Reconciliation

($in Millions)

Quarter Quarter Nine Months Nine Months

Ended Ended Ended Ended

Sept. 19, 2004 Sept. 25, 2005 Sept. 19, 2004 Sept. 25, 2005

Net Income (Loss) $11.3 $3.3 $18.8 $(7.4)

Tax Expense 7.6 2.2 12.2 2.4

Interest Expense 8.2 13.7 12.8 40.3

Depreciation and Amortization 11.0 16.9 38.9 50.9

EBITDA 38.1 36.1 82.7 86.2

Stock Compensation—1.6—12.0

Management Fees 0.6 8.2 0.9 9.7

Transaction Expense—1.5—1.5

Adjusted EBITDA $38.7 $47.4 $83.6 $109.4

Note: EBITDA is defined as net income plus interest expense (net of interest income), income taxes, depreciation and amortization. We believe that GAAP-based financial information for highly leveraged businesses, such as ours, should be supplemented by EBITDA so that investors better understand our financial information in connection with their analysis of our business.

Cash Flow Summary

Cash flows improved by $11.1 million for the nine-month year over year periods, with cash generated of $7.3 million in 2005 versus cash consumption of $3.8 million in 2004.

Cash Flow Summary

($in Millions)

Nine	Months Nine Months Cash
Ended	Ended Increase
Sept.	19, 2004 (1) Sept. 25, 2005 (Decrease)
Operating	Activities $23.8 $43.3 $19.5
Investing	Activities (21.5) (28.5) (7.0)
Financing	Activities (6.1) (7.5) (1.4)
Change	in Cash $(3.8) $7.3 $11.1
(1)	Excludes the initial capitalization as part of the July 2004 acquisition transaction.

IPO Sources and Uses

The initial public offering of 12.5 million shares on September 30th and subsequent “green shoe” option exercise of 1.875 million shares on October 14th, resulted in the following Sources and Uses in the fourth quarter.

IPO Sources and Uses

($in Millions)

Sources
Primary	Shares $143.8
Cash	from Balance Sheet 40.0
Total	Sources $183.8
Uses
Preferred	Stock Redemption $62.2
Claw-Back	9% Senior Notes 53.0
Claw-Back	Premium—9% Senior Notes 4.8
Claw-Back	11% Senior Discount Notes 43.2
Claw-Back	Premium—11% Senior Discount Notes 4.8
Transaction	Fees 15.8
Total	Uses $183.8

IPO Fourth Quarter Financial Statement Impact

Income Statement Changes ($in Millions)

Initial Issue Green Shoe Total

Loss on Extinguishment of Debt $11.1 $2.1 $13.2

Stock Compensation 6.9—6.9

Total Expense $18.0 $2.1 $20.1

Balance Sheet Changes

($in Millions)

Initial Issue Green Shoe Total

Cash $(40.0) $- $(40.0)

Deferred Financing Fees (3.1) (0.6) (3.7)

Total Assets $(43.1) $(0.6) $(43.7)

11% Senior Discount Notes $(40.3) $(2.9) $(43.2)

9% Senior Notes (40.0) (13.0) (53.0)

Preferred Stock (62.2)—(62.2)

Common Stock 0.1—0.1

Additional Paid-In Capital 117.3 17.4 134.7

Retained Earnings (18.0) (2.1) (20.1)

Total Liabilities and Stockholder’s Equity $(43.1) $(0.6) $(43.7)

Debt Reduction from IPO Proceeds

The usage of $158.4 million of the net IPO proceeds and cash from the balance sheet will allow for significant debt reduction and the redemption of preferred stock in the fourth quarter.

IPO Proceeds and Cash Usage Debt Reduction

($in Millions)

Actual	Pro Forma
Sept.	25, 2005 Initial Issue Green Shoe Sept. 25, 2005
Senior	Credit Facility $247.5 $- $- $247.5
9%	Senior Notes 250.0 (40.0) (13.0) 197.0
11%	Senior Discount Notes 122.2 (40.3) (2.9) 79.0
Vessel	Mortgages 4.5—- 4.5
Total	Debt 624.2 (80.3) (15.9) 528.0
Series	A Preferred Stock 62.2 (62.2)—-
Total	Debt and Preferred Stock $686.4 $(142.5) $(15.9) $528.0
Debt	to Capitalization Ratio 88% 79%

Third Quarter 2005 Earnings Release

Questions and Answers